0607-101073- Ramey- 3/15/07-

AFFORDABLE/ CITRUS GLEN, LTD.

Financial Statements

Year Ended December 31, 2006

pwc

TABLE OF CONTENTS

BERMAN HOPKINS
WRIGHT LAHAM
CPAS AND ASSOCIATES, LLP

Partners
John R. Hopkins
James A. Wright, Jr.
James S. LaHam
[illegible]
W. Ed Moss, Jr.
[illegible]
[illegible]

[illegible]

ORLANDO OFFICE
430 N. Orlando Ave
[illegible]

Independent Auditors' Report

To the General Partner
and Limited Partners of
Affordable/Citrus Glen, Ltd.

We have audited the accompanying balance sheet of Affordable/Citrus Glen, Ltd. (a Florida Limited Partnership) as of December 31, 2006, and the related statements of operations, partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Affordable/Citrus Glen, Ltd. (a Florida Limited Partnership) as of December 31, 2006, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Berman Hopkins Wright & LaHam, LLP

January 31, 2007
Winter Park, Florida

Affordable/Citrus Glen, Ltd.

(A Florida Limited Partnership)

BALANCE SHEET

December 31, 2006

ASSETS

Rental property-net	$ 5,488,300
Cash and cash equivalents including $32,630 restricted	206,046
Prepaid expenses and other assets	81,558
Deferred financing costs-net of accumulated amortization of $99,748	25,809
Tenants' deposit escrow	75,065
TOTAL ASSETS	$ 5,876,778

LIABILITIES AND PARTNERS' EQUITY

Mortgage note payable	$ 3,358,006
SAIL loan payable	1,670,000
Accrued interest payable	388,970
Tenants' deposits	75,065
Accounts payable and accrued expenses	285,901
Partner distributions payable	209,510
TOTAL LIABILITIES	5,987,452
Contributed capital-net of distributions	3,262,969
Accumulated loss	(3,373,643)
TOTAL PARTNERS' EQUITY	(110,674)
TOTAL LIABILITIES AND PARTNERS' EQUITY	$ 5,876,778

The accompanying notes are an integral part of these financial statements.

Affordable/Citrus Glen, Ltd.

(A Florida Limited Partnership)

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

RENTAL INCOME	$ 1,512,837
RENTAL EXPENSES:	
Depreciation	425,734
Interest expense	398,770
Management fees	257,660
Real estate taxes	108,646
Payroll	147,647
Utilities	137,280
Repairs and maintenance	89,596
Office expense	42,148
Insurance	66,107
Legal and accounting	22,088
Amortization of deferred financing costs	8,370
Payroll taxes	12,305
Other miscellaneous	5,825
Advertising	1,600
Telephone	2,128
Loss on disposal	3,459
	1,729,363
LOSS FROM OPERATIONS	(216,526)
OTHER INCOME-Interest income	7,937
NET LOSS	$ (208,589)

The accompanying notes are an integral part of these financial statements.

Affordable/Citrus Glen, Ltd.

(A Florida Limited Partnership)

STATEMENT OF PARTNERS' EQUITY

Year Ended December 31, 2006

	Total	General Partner	Investor Limited Partner
PARTNERS' EQUITY (DEFICIT), BEGINNING OF YEAR	$ 269,821	$ (554,780)	$ 824,601
Capital distributions	(171,906)	(82,529)	(89,377)
Net loss	(208,589)	(2,086)	(206,503)
PARTNERS' EQUITY (DEFICIT), END OF YEAR	$ (110,674)	$ (639,395)	$ 528,721

The accompanying notes are an integral part of these financial statements.

Affordable/Citrus Glen, Ltd.

(A Florida Limited Partnership)

STATEMENT OF CASH FLOWS

Year Ended December 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES	
Net loss	$ (208,589)
Adjustments to reconcile net loss to net cash provided by operating activities:	
Depreciation and amortization	434,104
Loss on disposal	3,459
Increase in restricted cash	(436)
Increase in prepaid expenses and other assets	(35,105)
Decrease in tenants' deposit escrow	1,950
Increase in accounts payable and accrued expense	68,724
Increase in accrued interest payable	24,526
Decrease in tenants' deposits	(1,950)
Total adjustments	495,272
Net cash provided by operating activities	286,683
CASH FLOWS USED BY INVESTING ACTIVITIES	
Additions to rental property	(44,705)
CASH FLOWS USED BY FINANCING ACTIVITIES	
Payments on mortgage note payable	(65,815)
Capital distributions	(142,519)
Net cash used in financing activities	(208,334)
NET INCREASE IN CASH AND CASH EQUIVALENTS	33,644
CASH AND CASH EQUIVALENTS (EXCLUDING RESTRICTED CASH) AT BEGINNING OF YEAR	139,772
CASH AND CASH EQUIVALENTS (EXCLUDING RESTRICTED CASH) AT END OF YEAR	$ 173,416
SUPPLEMENTAL DISCLOSURE:	
Cash paid for interest	$ 374,244

The accompanying notes are an integral part of these financial statements.

Affordable/Citrus Glen, Ltd.

(A Florida Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2006

NOTE A – ORGANIZATION AND OTHER MATTERS

Affordable/Citrus Glen, Ltd. (the "Partnership") was formed on April 13, 1993 as a limited partnership under the laws of the state of Florida. The Partnership owns and operates a 176-unit low-income housing tax credit residential apartment complex, known as Citrus Glen Apartments, located in Orange County, Florida. The apartment complex began operations on October 5, 1994.

NOTE B – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies:

1. Method of Accounting

   The financial statements of the Partnership are prepared on the accrual basis of accounting and include only those assets and liabilities of the partners which relate to the business of Affordable/Citrus Glen, Ltd.

2. Use of Estimates

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Rental Property

   Buildings, equipment and land improvements are stated at cost and depreciated using the straight-line or accelerated methods over the estimated useful lives of the respective assets, ranging from 5 to 27.5 years.

4. Cash and Cash Equivalents

   The Partnership considers all highly liquid investments purchased as cash equivalents.

NOTE B – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

5. Amortization

Deferred financing costs relate to the cost of permanent financing and are amortized over a 15-year term of the loan.

6. Income Taxes

No provision for income taxes is made in the Partnership's financial statements since, as a partnership, all taxable income and losses are allocated to the partners for inclusion in their respective tax returns.

7. Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed of

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. The Partnership's assets were not deemed to be impaired at December 31, 2006.

8. Concentration of Credit Risk

Financial instruments, which potentially expose Affordable/Citrus Glen, Ltd. to concentrations of credit risk, consist principally of cash. The Partnership's policy is to place its cash investments with high quality financial institutions. Cash and equivalents consist of bank deposits and certificates of deposit. The Partnership primarily holds its cash and equivalents with institutions insured by the FDIC up to $100,000. As of December 31, 2006, the Partnership held cash and equivalents of approximately $190,301 in a bank sweep repurchase agreement not insured by the FDIC. However, the Partnership has never experienced any loss from such holdings.

9. Fair Value of Financial Instruments

The carrying value of cash and cash equivalents, mortgage note payable and SAIL loan payable approximates fair value because the interest rates on the instruments are market rates.

NOTE C – PARTNERS' CAPITAL

1. Contributions

The Partnership's General Partner is Affordable Citrus Glen, Inc., its Investor Limited Partner is Boston Financial Institutional Tax Credit Fund VII, a Limited Partnership, and its Special Limited Partner is SLP, Inc. In accordance with the partnership agreement, the General Partner and the Investor Limited Partner have made capital contributions of $100 and $4,581,360, respectively.

2. Distributions

The partnership agreement provides for the Investor Limited Partner to receive an annual Priority Distribution of $5,000 (annually increased by the Consumer Price Index), based on available cash as defined in the agreement. The priority distribution was $6,848 for the current year. All cash flow distributions are subordinate to any unpaid cumulative Priority Distributions. The amount is included in the partner distributions payable balance at December 31, 2006.

3. Allocations

The Partnership was allocated $848,250 of annual low-income housing tax credits from the Florida Housing Finance Corporation. These tax credits were available each year to the Partnership for ten years from 1994, the year the project was placed in service. The partnership agreement provides, generally, that operating profits, losses and tax credits are allocated to the General Partner and Investor Limited Partner on the basis of 1% and 99%, respectively. The partnership agreement also requires that a cash reserve of $2,200 per month be set aside for capital repairs and improvements. A cash reserve of $32,630 is shown as restricted cash and is included in cash and cash equivalents in the accompanying balance sheet.

A summary of the reserve account is as follows:

Balance at December 31, 2005	$	32,194
Deposits		26,640
Withdrawals		(26,640)
Interest earned		436
Balance at December 31, 2006	$	32,630

NOTE D – RENTAL PROPERTY

Rental property consists of the following:

Buildings, equipment, and land improvements	$ 10,487,850
Land	10
	10,487,860
Less accumulated depreciation	(4,999,560)
	$ 5,488,300

The land was conveyed to the Partnership on December 27, 1993 by Orange County (the "County") at a cost of $10. The County acquired the land through its Community Development Block Grant Program at a cost of $500,000. The land was conveyed to the Partnership on the express condition that the Partnership utilize this property until October 5, 2009 for the rental of multi-family housing units to families and persons whose income does not exceed 60% of the median income of all families residing in Orange County along with certain other restrictions.

NOTE E – MORTGAGE NOTE PAYABLE

The nonrecourse mortgage note payable of $3,358,006 bears interest at 9.55%. The note requires monthly principal and interest payments of $32,497, amortization over a 30-year period, with a final balloon payment of approximately $3,111,000 on February 1, 2010. The note is collateralized by a mortgage on the Partnership's rental property, assignment of leases, rents, and contract rights. The scheduled principal payments are as follows:

2007	$ 72,391
2008	79,615
2009	87,560
2010	3,118,440
	$ 3,358,006

NOTE F – SAIL LOAN PAYABLE

The SAIL loan payable to the Florida Housing Finance Corporation, under the State Apartment Incentive Loan Program ("SAIL"), is in the amount of $1,670,000 with stated interest at 9%. However, due to other claims against cash flows and possible interest rate reductions relating to the Partnership's commitment to low-income housing, the maximum effective rate is expected to be 4.5%, the rate at which the interest is currently being accrued. Accrued interest on the SAIL loan payable at December 31, 2006 was $362,246. Repayment is based on the cash flow of the Partnership, as defined, beginning on January 10, 1995 with annual payments due each year through June 28, 2009, at which time all outstanding principal and interest is due. Payments from cash flow are to be applied first to interest equal to 3% on the outstanding principal balance then to any deferred interest from previous years. (Cash flow is defined to provide a 12% return on equity to the Partnership prior to paying interest greater than 3% to the lender.) The loan is nonrecourse and is collateralized by a second mortgage on the Partnership's rental property, and an assignment of leases, rents, and contract rights. The loan has cross-default provisions with the mortgage note payable. (See Note E.)

NOTE G – INCENTIVE MANAGEMENT FEE

In accordance with the terms of the partnership agreement, an incentive management fee is to be calculated on an annual noncumulative basis, based generally on cash flow of the project. This fee, which amounts to $165,058 for the year ended December 31, 2006, is due to the General Partner and is included in accounts payable and accrued expenses in the accompanying balance sheet.

NOTE H – MANAGEMENT FEES

An officer of the General Partner also serves as an officer of the management company that manages the property. Management fees incurred by the Partnership totaled $77,168 during the year ended December 31, 2006, $6,677 of which is included in accounts payable and accrued expenses in the accompanying balance sheet.

NOTE I – OPERATING DEFICIT GUARANTEE

The General Partner is obligated to advance the Partnership up to $200,000 to cover operating deficits. These advances are non-interest bearing and repayable from cash flow, as defined in the partnership agreement. As of December 31, 2006, the General Partner had no outstanding advances to the Partnership.

MMA Operations Web Portal - File Received

3/15/2007 8:00:05 AM

Global Id	:	101013
Partnership Name	:	Affordable/Citrus Glen, Ltd.
Property Name	:	Citrus Glen
Year	:	2006
Month	:	JAN
Asset Manager	:	Nicole Ramey
User First Name	:	joe
User Last Name	:	truchot
User Email Address	:	truchot@bermanhopkins.com
User Phone	:	407-644-5811
File Upload Date	:	3/14/2007 6:07:01 PM
File Transfer Description	:	Audit
File Transfer Destination Path	:	e:\uploadedfiles\audits
File Transfer New File Name	:	101013_AA_20070315_1687.pdf

0607 - 101008 - Farrell
2/20/07.

WOODS LANE
A LIMITED PARTNERSHIP

Comparative Financial Statements
Supplementary Information
and
Auditor's Report

For the Years Ended
December 31, 2006 and 2005

Rick J. Tanneberger
CERTIFIED PUBLIC ACCOUNTANT
Professional Association
2949 Point Circle, Suite 2
Fayetteville, AR 72704

RJT

Rick J. Tanneberger
CERTIFIED PUBLIC ACCOUNTANT
A PROFESSIONAL ASSOCIATION

Member of
American Institute of Certified Public Accountants
Member of
Arkansas Society of Certified Public Accountants

Independent Auditor's Report

The Partners
Woods Lane, A Limited Partnership

We have audited the accompanying balance sheets of Woods Lane, A Limited Partnership, as of December 31, 2006 and 2005, and the related statements of income, partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Woods Lane, A Limited Partnership as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented on page 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Rick J. Tanneberger, CPA, P.A.

January 29, 2007

2949 Point Circle, Suite 2, Fayetteville, AR 72704 Phone: (479) 521-8034 Fax: (479) 521-9224

WOODS LANE, A LIMITED PARTNERSHIP
BALANCE SHEETS
DECEMBER 31, 2006 AND 2005

	2006	2005
ASSETS		
Current Assets		
Cash and cash equivalents	$ 29,573	$ 32,276
Cash in escrow (Note 7)	41,414	38,859
Cash in reserves (Note 7)	163,598	144,501
Prepaid expenses	1,903	2,506
Total Current Assets	236,488	218,142
Land and Property, net	3,290,634	3,507,602
Total Assets	$3,527,122	$3,725,744

	2006	2005
LIABILITIES AND PARTNERS' EQUITY		
Current Liabilities		
Accounts payable	$ 0	$ 3,595
Accrued interest	21,535	22,028
Accrued management fees (Note 5)	3,574	3,348
Accrued property taxes	46,573	50,975
Deferred rent	6,094	6,035
Security deposits	29,400	28,415
Project expense loan payable	287,545	287,545
Current maturities of long-term debt (Note 4)	73,162	66,987
Total Current Liabilities	467,883	468,928
Long-Term Liabilities		
Long-term Debt, net of current maturities (Note 4)	2,846,765	2,919,927
Total Liabilities	3,314,648	3,388,855
Partners' Equity	212,474	336,889
Total Liabilities and Partners' Equity	$3,527,122	$3,725,744

The accompanying notes are an integral part of the statements.

WOODS LANE, A LIMITED PARTNERSHIP
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005
REVENUES		
Rental income	$ 716,805	$ 697,831
Interest income	3,497	2,129
Total Revenues	$ 720,302	$ 699,960
EXPENSES		
Administrative expenses	$ 140,464	$ 132,977
Operating and maintenance expenses	159,584	200,319
Taxes and insurance	54,811	63,888
Other expenses	479,857	486,496
Total Expenses	834,716	883,680
Net <Loss>	<$ 114,414>	<$ 183,720>

The accompanying notes are an integral part of the statements.

WOODS LANE, A LIMITED PARTNERSHIP
STATEMENT OF PARTNERS' CAPITAL
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	Limited Partners Special	Limited Partners Investor	General Partners	Total
December 31, 2004 Partners' Capital	$ 0	$ 449,104	$ 84,386	$ 533,490
Distributions	0	< 12,881>	0	< 12,881>
Net <Loss> 2005	0	< 181,883>	< 1,837>	< 183,720>
December 31, 2005 Partners' Capital	$ 0	$ 254,340	$ 82,549	$ 336,889
Distributions	0	< 10,000>	0	< 10,000>
Net <Loss> 2006	0	< 113,271>	< 1,144>	< 114,415>
December 31, 2006 Partners' Capital	$ 0	$ 131,069	$ 81,405	$ 212,474
Profit and Loss Percentages	0%	99%	1%	100%

The accompanying notes are an integral part of the statements.

WOODS LANE, A LIMITED PARTNERSHIP
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005
Operating activities:		
Net <Loss>	<$ 114,414>	<$ 183,720>
Adjustments to reconcile net <loss> to net cash provided by operating activities:		
Depreciation	218,683	219,627
Changes in assets and liabilities:		
Escrow and reserves	< 21,652>	< 3,424>
Accounts receivable	0	1,843
Prepaid expenses	603	1,822
Accounts payable	< 3,595>	< 29>
Security deposits	985	< 100>
Accrued expenses	< 4,669>	8,138
Notes and loan payable	0	13,162
Deferred rent	59	4,436
Net cash provided by operating activities	76,000	61,755
Investing activities:		
Acquisition of property and equipment	< 1,715>	< 5,660>
Net cash <used in> investing activities	< 1,715>	< 5,660>
Financing activities:		
Distributions for partners	< 10,000>	< 12,881>
Payments on long-term debt	< 66,987>	< 61,334>
Net cash <used in> financing activities	< 76,987>	< 74,215>
Net <decrease> increase in cash and cash equivalents	< 2,703>	< 18,120>
Cash and cash equivalents at beginning of year	32,276	50,396
Cash and cash equivalents at end of year	$ 29,573	$ 32,276
Supplemental disclosures:		
Cash paid during the year for interest	$ 261,668	$ 267,322

The accompanying notes are an integral part of the statements.

WOODS LANE, A LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

Note 1: General

Woods Lane, A Limited Partnership was formed as an Arkansas general partnership. The Certificate of Limited Partnership was filed and certified on December 1, 1992 with the Arkansas Secretary of State.

The Partnership's principal purpose is to acquire real property with the provision for low income housing and to construct, renovate, rehabilitate, operate and lease the 156-unit apartment project and to engage in any and all general business activities related to or incidental thereto.

The project has qualified and been allocated low-income housing credits pursuant to Internal Revenue Code Section 42 (Section 42) which regulates the use of the project as to occupant eligibility and unit gross rent, among other requirements. The project must meet the provisions of these regulations during each of fifteen consecutive years in order to remain qualified to receive the credits.

The terms of the Limited Partnership provide that net profits, losses and credits are allocated 99% to the Limited Partners and 1% to the General Partners.

Note 2: Summary of Significant Accounting Policies

a) Basis of Accounting

The Partnership's fiscal year ends on December 31. The financial statements have been prepared on an accrual basis of accounting. Under this method of accounting, transactions are recorded when income is earned and as expenses are incurred rather than when cash is received or paid. This matching of revenues with expenses is in accordance with generally accepted accounting principles.

b) Cash and Cash Equivalents

For purposes of the statement of cash flows, the partnership classifies cash on hand, checking accounts and short-term investments as cash and cash equivalents. Reserves required to be maintained in accordance with long-term financing arrangements are excluded from the cash equivalents.

c) Replacement Reserve

The loan documents call for a Replacement Reserve Account in the amount of $150.00 per unit per year. No required payments are necessary when account balance is equal to three (3) times the annual estimated payment. As of December 31, 2006 this reserve account has reached the three-year cap.

Note 2: Summary of Significant Accounting Policies (Continued)

d) Property and Depreciation

Land, buildings, fixtures, and furnishings are stated at cost less allowances for depreciation. Depreciation is recorded using the straight-line method for real property and an accelerated method of depreciation for equipment based upon estimated useful lives of the assets.

Expenditures for maintenance and repairs are expensed as incurred. Major renewals and betterments that substantially extend the useful life of an asset are capitalized and depreciated.

e) Rental Revenues

Leases generally require the payment of the rent monthly on the first day of the month. If not paid by the fourth day of the month, the resident is subject to a late charge. Late charges received have been included in rental income revenues collected in the accompanying financial statements.

f) Rental Deposits

Deposits are reflected as a liability at the time of payment.

g) Property Management Fees

The balance includes a 6% supervisory management fee based upon monthly rentals. The partnership agreement allows an annual, non-cumulative incentive management fee of 6% of the gross revenues only to the extent of available Cash Flow. In no event shall property management fees exceed 12% of the gross revenues of the Project. See Note 5 for reference to related party activity.

h) Income Taxes

The Partnership is not required to pay any federal or state income taxes. Net income or loss generated by the Partnership is passed through to the partners and is required to be reported by them.

i) Reclassification

Certain reclassifications have been made to the 2005 financial statements to conform to the 2006 financial statement presentation. These reclassifications had no effect on net earnings.

Note 2: Summary of Significant Accounting Policies (Continued)

j) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts or revenues and expenses during the reporting period. Actual results could differ from those estimates.

k) FAS No. 121

The Partnership has implemented Statement of Financial Accounting Standards No. 121 – Accounting for the Impairment of Long-Lived Assets which required the Partnership under certain circumstances to review long-lived assets to determine if the carrying value exceeds the undiscounted cash flows expected to be derived from the asset. If the carrying value exceeds the cash flows then recorded amounts of the assets will be reduced to their fair value.

l) Tenant Security Deposits

The security deposits received from tenants are not deposited in an escrow bank account but are deposited directly into a bank account for operations.

Note 3: Land and Property

The components of land and property are as follows:

	2006	2005	Estimated Life
Land	$ 312,000	$ 312,000	
Building & improvements	5,754,782	5,754,782	27.5 years
Other	172,362	170,647	7 years
	6,239,144	6,237,429	
Accumulated depreciation	<2,948,510>	<2,729,827>	
	$3,290,634	$3,507,602	

Depreciation expense for the year ended December 31, 2006 and 2005 amounted to $218,683 and $219,627, respectively.

WOODS LANE, A LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

Note 4: Long-term Maturities

The mortgage notes, which are collateralized by land and buildings, are payable in aggregate monthly installments of $27,388 including principal and interest at 8.85% per annum.

Annual maturities for the next three years are as follows:

2007	$ 73,162
2008	79,906
2009	2,766,859
	$2,919,927

Note 5: Related Party Transactions

The following transactions occurred between the Partnership and other affiliated companies:

a) Lindsey Management Company, an Arkansas corporation owned 80% by James E. Lindsey, an affiliate of the General Partner, provides management, consulting and financial services to the Limited Partnership for an annual fee. Such services include, but are not necessarily limited to, advice and assistance concerning any and all aspects of the management of the project. Payments for management fees were $41,975 and $41,085 for 2006 and 2005, respectively. Accrued management fees were $3,574 and $3,348 at December 31, 2006 and 2005, respectively.

b) Project expense loans are owed to the following affiliated entities as of December 31, 2006 and 2005.

	2006	2005
James E. Lindsey	$ 50,000	$ 50,000
Rutledge Properties	15,000	15,000
John Rutledge	23,625	23,625
Joyce Rutledge	23,625	23,625
Paradise View, L.P.	30,295	30,295
Lost Springs Apts., L.P.	145,000	145,000
	$287,545	$287,545

Note 6: Concentrations of Credit Risk

Financial instruments that potentially subject the Partnership to concentrations of credit risk consist principally of temporary cash investments. Cash balances are maintained at several financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 2006 and 2005 the Limited Partnership had uninsured cash balances of $57,872 and $27,188 respectively.

Note 7: Restricted Deposits and Funded Reserves

Replacement Reserve

In accordance with the loan agreement, the property is required to make monthly deposits of $1,950 to the replacement reserve, until the reserve account reaches $70,200. (See Note 2 (c)).

Beginning Balance 1/1/06	$61,512
Deposits	16,867
Withdrawals	0
Ending Balance 12/31/06	$78,379

Real Estate Tax and Insurance Escrow

In accordance with the loan agreement, the property is required to make monthly deposits of $5,503 to the real estate tax and insurance escrow.

Beginning Balance 1/1/06	$38,859
Deposits	56,326
Withdrawals	< 53,772>
Ending Balance 12/31/06	$41,413

Note 8: Reconciliation Between Net Loss per Tax Return and Financial Statements (Unaudited)

The following is a reconciliation between the Partnership's net loss as stated in the Partnership's federal income tax return and the net loss based on generally accepted accounting principles (GAAP) included in the accompanying statements of operations for the years ended December 31:

	2006	2005
Net loss per federal income tax return	<$101,675>	<$169,626>
Difference between tax and GAAP depreciation Expense	< 12,739>	< 14,094>
Net loss per accompanying financial statements	<$114,414>	<$183,720>

Note 9: Fair Values of Financial Instruments

The Partnership has financial instruments, including cash and long-term debt. The Partnership estimates that the fair value of all financial instruments at December 31, 2006 and 2005, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Partnership using appropriate valuation methodologies. Considerable judgment is required in interpreting data to develop estimates are not necessarily indicative of the amounts that the Partnership could realize in a current market exchange.

Note 10: Cash Available for Distribution

Cash flow (per page 5)	<$ 2,703>
Payments to Investor Limited Partner	10,000
Total Available to Distribute	$ 7,297

SUPPLEMENTARY

INFORMATION

WOODS LANE, A LIMITED PARTNERSHIP
SCHEDULE OF EXPENSES
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005
ADMINISTRATIVE EXPENSES		
Advertising	$ 13,239	$ 9,296
Office Expenses	3,897	3,055
Management Fee	41,975	41,085
Salaries	49,458	53,539
Payroll Taxes	3,577	4,105
Legal Expense	4,810	4,864
Audit Expense	4,338	4,397
Telephone	918	1,310
Miscellaneous – Other	18,252	11,326
	$ 140,464	$ 132,977
OPERATING & MAINTENANCE EXPENSES		
Miscellaneous Renting Expense	$ 1,733	$ 3,051
Electricity	17,606	16,978
Water	9,582	11,239
Exterminating Contract	3,679	3,349
Trash Removal	10,394	16,384
Grounds Supplies	5,249	2,864
Grounds Contract	18,458	19,548
Carpet Cleaning UMR	4,268	4,635
Cleaning UMR	4,165	4,970
Interior Painting UMR	5,684	7,975
Repairs – Appliances	9,597	12,569
Repairs – Material and Carpet	45,803	77,741
Repairs – Contract	33,004	27,654
Repairs – Extraordinary	4,256	11,095
Maintenance – Miscellaneous	5,181	2,631
Reimbursed Repair	< 19,075>	< 22,364>
	$ 159,584	$ 200,319
TAXES & INSURANCE EXPENSES		
Taxes	$ 42,576	$ 52,122
Insurance	12,235	11,766
	$ 54,811	$ 63,888
OTHER EXPENSES		
Depreciation	$ 218,683	$ 219,627
Interest	261,174	266,869
	$ 479,857	$ 486,496
Total Expenses	$ 834,716	$ 883,680

Tax Future Depreciation FYE: 12/31/06

Asset	Property Description	Date In Service	Tax Cost	Tax Sec 179 Exp	Tax Salvage Value	Tax Prior Depreciation	Tax Current Depreciation	Tax End Depr	Tax Net Book Value	Tax Method	Tax Period
1	LAND	7/31/93	312,000.00	0.00	0.00	0.00	0.00	0.00	312,000.00	Land	0.0
2	BUILDINGS	8/01/93	4,978,436.00	0.00	0.00	2,240,098.04	181,034.04	2,421,132.08	2,557,303.92	S/L	27.5000
3	WASHER/DRYERS	8/01/93	94,946.00	0.00	0.00	88,163.00	0.00	88,163.00	6,783.00	200DB	7.0
4	ORAGANIZATIONAL	8/01/93	14,972.00	0.00	0.00	14,972.00	0.00	14,972.00	0.00	Amort	5.0
5	LANDSCAPING	3/01/95	32,148.00	0.00	0.00	22,536.82	2,135.82	24,672.64	7,475.36	150DB	15.0
6	FURNITURE	12/22/97	7,452.00	0.00	0.00	6,880.00	0.00	6,880.00	572.00	200DB	7.0
7	LAND IMPROVEMENTS	8/01/93	290,106.00	0.00	0.00	247,273.14	17,133.14	264,406.28	25,699.72	150DB	15.0
8	PERSONAL PROP	8/01/93	454,092.00	0.00	0.00	454,092.00	0.00	454,092.00	0.00	200DB	7.0
9	FITNESS EQUIPMENT	8/19/98	2,053.00	0.00	0.00	2,053.00	0.00	2,053.00	0.00	200DB	7.0
10	APARTMENT FURNITURE	3/01/99	4,876.00	0.00	0.00	4,658.33	217.67	4,876.00	0.00	200DB	7.0
11	FURNISHINGS	2/15/99	3,319.00	0.00	0.00	3,318.00	0.00	3,318.00	1.00	200DB	5.0
12	EXERCISE EQUIPMENT	1/07/00	1,173.00	0.00	0.00	1,016.40	104.40	1,120.80	52.20	200DB	7.0
13	FURNITURE	9/30/00	4,994.00	0.00	0.00	4,994.00	0.00	4,994.00	0.00	200DB	5.0
14	USED GOLF CART	12/11/01	1,400.00	0.00	0.00	1,319.33	80.67	1,400.00	0.00	200DB	5.0
15	COMPUTER	8/21/01	1,535.00	0.00	0.00	1,446.67	88.33	1,535.00	0.00	200DB	5.0
16	EXERCISE EQUIPMENT	8/29/01	4,017.00	0.00	0.00	3,785.33	231.67	4,017.00	0.00	200DB	5.0
17	APARTMENT FURNISHINGS	4/30/01	1,025.00	0.00	0.00	795.71	91.72	887.43	137.57	200DB	7.0
18	Flag poles	7/11/02	16,356.00	0.00	0.00	14,377.80	1,318.80	15,696.60	659.40	200DB	5.0
19	Exercise equipment	11/15/02	1,219.00	0.00	0.00	1,072.00	98.00	1,170.00	49.00	200DB	5.0
20	Furnishings	3/28/02	870.00	0.00	0.00	765.00	70.00	835.00	35.00	200DB	5.0
21	Furnishings	11/22/02	991.00	0.00	0.00	871.00	80.00	951.00	40.00	200DB	5.0
22	Furniture	5/21/03	181.00	0.00	0.00	155.20	10.32	165.52	15.48	200DB	5.0
23	Furniture	11/26/03	1,229.00	0.00	0.00	875.00	141.60	1,016.60	212.40	200DB	5.0
24	Furniture	11/26/03	624.00	0.00	0.00	534.00	36.00	570.00	54.00	200DB	5.0
25	Furniture	6/17/03	282.00	0.00	0.00	241.20	16.32	257.52	24.48	200DB	5.0
26	Furniture	6/17/03	3,460.00	0.00	0.00	2,962.00	199.20	3,161.20	298.80	200DB	5.0
27	Furniture	6/23/03	1,466.00	0.00	0.00	1,255.40	84.24	1,339.64	126.36	200DB	5.0
28	Furniture	6/24/03	271.00	0.00	0.00	232.00	15.60	247.60	23.40	200DB	5.0
29	Fence	11/09/04	11,248.00	0.00	0.00	6,439.30	480.87	6,920.17	4,327.83	150DB	15.0
30	EZ GO CART	4/29/05	1,500.00	0.00	0.00	267.86	352.04	619.90	880.10	200DB	7.0
31	OFFICE FURNITURE	10/26/05	4,161.00	0.00	0.00	208.05	1,581.18	1,789.23	2,371.77	200DB	5.0
		Grand Total	6,252,402.00	0.00	0.00	3,127,657.58	205,601.63	3,333,259.21	2,919,142.79		

GPFAX

From: Kendal Hudgins [kmhudgins@hotmail.com]
Sent: Monday, February 05, 2007 10:21 PM
To: GPFAX
Subject: Woods Lane

WOODSLANEAUDIT .PDF (3 MB)   WOODS LANE, A IMITED PARTNERS.

0607-101016 - Farrell
2/20/07.

FOUNTAIN LAKES
A LIMITED PARTNERSHIP

Comparative Financial Statements
Supplementary Information
and
Auditor's Report

For the Years Ended
December 31, 2006 and 2005

Rick J. Tanneberger
CERTIFIED PUBLIC ACCOUNTANT
Professional Association
2949 Point Circle, Suite 2
Fayetteville, AR 72704

PWC.

Rick J. Tanneberger
CERTIFIED PUBLIC ACCOUNTANT
A PROFESSIONAL ASSOCIATION

Member of
American Institute of Certified Public Accountants
Member of
Arkansas Society of Certified Public Accountants

Independent Auditor's Report

The Partners
Fountain Lakes, A Limited Partnership

We have audited the accompanying balance sheets of Fountain Lakes, A Limited Partnership, as of December 31, 2006 and 2005, and the related statements of income, partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fountain Lakes, A Limited Partnership as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented on page 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Rick J. Tanneberger, CPA, P.A.

January 24, 2007

2949 Point Circle, Suite 2, Fayetteville, AR 72704 Phone: (479) 521-8034 Fax: (479) 521-9224

FOUNTAIN LAKES, A LIMITED PARTNERSHIP
BALANCE SHEETS
DECEMBER 31, 2006 AND 2005

	2006	2005
ASSETS		
Current Assets		
Cash and cash equivalents	$ 136,815	$ 112,362
Escrow and reserves (Note 7)	236,249	212,526
Prepaid expenses	2,523	2,805
Total Current Assets	375,587	327,693
Property and Equipment, net (Note 3)	3,980,280	4,233,720
Debt Issuance Costs (Note 4)	50,276	52,981
	4,030,556	4,286,701
Total Assets	$4,406,143	$4,614,394

	2006	2005
LIABILITIES AND PARTNERS' EQUITY		
Current Liabilities		
Accounts payable	$ 0	$ 5,242
Accrued interest	25,893	26,444
Accrued management fees (Note 6)	59,847	57,398
Accrued property taxes	38,847	39,450
Deferred rent	7,483	9,484
Security deposits	34,475	32,955
Current maturities of long-term debt (Note 5)	85,644	78,767
Total Current Liabilities	252,189	249,740
Long-Term Liabilities		
Long-term debt, net of current maturities (Note 5)	3,613,301	3,698,945
Total Liabilities	3,865,490	3,948,685
Partners' Equity	540,653	665,709
Total Liabilities and Partners' Equity	$4,406,143	$4,614,394

The accompanying notes are an integral part of the statements.

FOUNTAIN LAKES, A LIMITED PARTNERSHIP
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005
REVENUES		
Rental income	$ 925,567	$ 885,980
Interest income	4,553	2,921
Total Revenues	$ 930,120	$ 888,901
EXPENSES		
Administrative expenses	$ 242,854	$ 241,708
Operating and maintenance expenses	128,302	113,521
Taxes and insurance	50,737	53,437
Other expenses	570,095	575,976
Total Expenses	991,988	984,642
Net <Loss>	<$ 61,868>	<$ 95,741>

The accompanying notes are an integral part of the statements.

FOUNTAIN LAKES, A LIMITED PARTNERSHIP
STATEMENT OF PARTNERS' CAPITAL
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	Limited Partners Special	Limited Partners Affiliated	Limited Partners Investor	General Partners	Total
December 31, 2004 Partners' Capital	$ 0	<$ 524,705>	$1,320,532	<$17,292>	$ 778,535
Distributions	0	0	< 17,085>	0	< 17,085>
Net <Loss> 2005	0	< 8,617>	< 86,167>	< 957>	< 95,741>
December 31, 2005 Partners' Capital	$ 0	<$ 533,322>	$1,217,280	<$18,249>	$ 665,709
Distributions	0	< 39,726>	< 23,061>	< 401>	< 63,188>
Net <Loss> 2006	0	< 5,568>	< 55,681>	< 619>	< 61,868>
December 31, 2006 Partners' Capital	$ 0	<$ 578,616>	$1,138,538	<$19,269>	$ 540,653
Profit and Loss Percentages	0%	9%	90%	1%	100%

The accompanying notes are an integral part of the statements.

FOUNTAIN LAKES, A LIMITED PARTNERSHIP
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005
Operating activities:		
Net <Loss>	<$ 61,868>	<$ 95,741>
Adjustments to reconcile net <loss> to net cash provided by operating activities:		
Depreciation and amortization	256,305	255,817
Changes in assets and liabilities:		
Escrow and reserves	< 23,723>	< 5,408>
Prepaid expenses	282	2,228
Accounts payable	< 5,242>	3,137
Accrued liabilities and expenses	1,295	56,700
Deferred rent	< 2,001>	1,659
Project expense loans	0	< 25,000>
Security deposits	1,520	4,450
Net cash provided by operating activities	166,568	197,842
Investing activities:		
Acquisition of property & equipment	< 160>	< 10,147>
Net cash <used in> investing activities	< 160>	< 10,147>
Financing activities:		
Reduction of long-term debt	< 78,767>	< 72,442>
Capital withdrawal	< 63,188>	< 17,085>
Net cash <used in> financing activities	< 141,955>	< 89,527>
Net increase <decrease> in cash and cash equivalents	24,453	98,168
Cash and cash equivalents at beginning of year	112,362	14,194
Cash and cash equivalents at end of year	$ 136,815	$ 112,362
Supplemental disclosures:		
Cash paid during the year for interest	$ 314,341	$ 320,666

The accompanying notes are an integral part of the statements.

FOUNTAIN LAKES, A LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

Note 1: General

Fountain Lakes, A Limited Partnership was formed as an Arkansas general partnership. The Certificate of Limited Partnership was filed and certified on December 31, 1993 with the Arkansas Secretary of State.

The Partnership's principal purpose is to acquire real property with the provision for low income housing and to construct, renovate, rehabilitate, operate and lease the 180-unit apartment project and to engage in any and all general business activities related to or incidental thereto.

The project has qualified and been allocated low-income housing credits pursuant to Internal Revenue Code Section 42 (Section 42) which regulates the use of the project as to occupant eligibility and unit gross rent, among other requirements. The project must meet the provisions of these regulations during each of fifteen consecutive years in order to remain qualified to receive the credits.

The terms of the Limited Partnership provide that net profits, losses and credits are allocated 99% to the Limited Partners and 1% to the General Partners.

Note 2: Summary of Significant Accounting Policies

a) Basis of Accounting

The Partnership's fiscal year ends on December 31. The financial statements have been prepared on an accrual basis of accounting. Under this method of accounting, transactions are recorded when income is earned and as expenses are incurred rather than when cash is received or paid. This matching of revenues with expenses is in accordance with generally accepted accounting principles.

b) Cash and Cash Equivalents

For purposes of the statement of cash flows, the partnership classifies cash on hand, checking accounts and short-term investments as cash and cash equivalents. Reserves required to be maintained in accordance with long-term financing arrangements are excluded from the cash equivalents.

c) Replacement Reserve

The loan documents call for a Replacement Reserve Account in the amount of $150.00 per unit per year until a reserve balance of $81,000 is reached. No required payments are necessary when an account balance of $81,000 is maintained.

Note 2: Summary of Significant Accounting Policies (Continued)

d) Property and Depreciation

Land, buildings, fixtures, and furnishings are stated at cost less allowances for depreciation. Depreciation is recorded using the straight-line method for real property and an accelerated method of depreciation for equipment based upon estimated useful lives of the assets.

Expenditures for maintenance and repairs are expensed as incurred. Major renewals and betterments that substantially extend the useful life of an asset are capitalized and depreciated.

e) Loan Issue Costs and Amortization

Loan fees are capitalized as incurred and are amortized over the life of the loan on a straight-line basis.

f) Rental Revenues

Leases generally require the payment of the rent monthly on the first day of the month. If not paid by the fourth day of the month, the resident is subject to a late charge. Late charges received have been included in rental income revenues collected in the accompanying financial statements.

g) Rental Deposits

Deposits are reflected as a liability at the time of payment.

h) Property Management Fees

The balance includes a 6% supervisory management fee based upon monthly rentals. The partnership additionally states that a non-cumulative annual incentive management fee is to be paid from available cash flow as outlined at 9.2A(vi) of the partnership agreement. The payment is to be made within 60 days after the end of each calendar quarter. See Note 6 for reference to related party activity.

i) Income Taxes

The Partnership is not required to pay any federal or state income taxes. Net income or loss generated by the Partnership is passed through to the partners and is required to be reported by them.

Note 2: Summary of Significant Accounting Policies (Continued)

j) Reclassification

Certain reclassifications have been made to the 2005 financial statements to conform to the 2006 financial statement presentation. These reclassifications had no effect on net earnings.

k) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

l) FAS No. 121

The Partnership has implemented Statement of Financial Accounting Standards No. 121 – Accounting for the Impairment of Long-Lived Assets which required the Partnership under certain circumstances to review long-lived assets to determine if the carrying value exceeds the undiscounted cash flows expected to be derived from the asset. If the carrying value exceeds the cash flows then recorded amounts of the assets will be reduced to their fair value.

m) Tenant Security Deposits

The security deposits received from tenants are not deposited in an escrow bank account but are deposited directly into a bank account for operations.

Note 3: Land and Property

The components of land and property are as follows:

	2006	2005	Estimated Life
Land	$ 357,800	$ 357,800	
Building & improvements	6,840,403	6,840,403	27.5 years
Other	146,978	146,818	5&7 years
	7,345,181	7,345,021	
Accumulated depreciation	<3,364,901>	<3,111,301>	
	$3,980,280	$4,233,720	

Depreciation expense for the year ended December 31, 2006 and 2005 amounted to $253,600 and $253,112, respectively.

FOUNTAIN LAKES, A LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

Note 4: Debt Issue Costs

During 1995, the partnership refinanced the long-term debt. Debt issue costs in the amount of $81,158 have been capitalized and are being amortized over 30 years. Accumulated amortization at December 31, 2006 and 2005 amounted to $30,882 and $28,177, respectively.

Note 5: Long-term Maturities

The mortgage notes, which are collateralized by land and buildings, are payable in aggregate monthly installments of $32,759 including principal and interest at 8.4% per annum.

Annual maturities for the next four years are as follows:

2007	$ 85,644
2008	93,122
2009	101,253
2010	3,418,926
	$3,698,945

Note 6: Related Party Transactions

The following transactions occurred between the partnership and affiliates:

a) Lindsey Management Company, an Arkansas corporation owned 80% by James E. Lindsey, an affiliate of the General Partner, provides management, consulting and financial services to the Limited Partnership for an annual fee. Such services include, but are not necessarily limited to, advice and assistance concerning any and all aspects of the management of the project. Payments for management and incentive fees were $54,632 and $52,334 in 2006 and 2005. At December 31, 2006 and 2005 accrued management fees included in accrued liabilities and expenses were $4,661 and $4,571, respectively.

b) The general operating partner, Fountain Lakes Management Company, was paid incentive management fees of $55,186 and $52,827 in 2006 and 2005. At December 31, 2006 and 2005, accrued incentive management fees included in accrued liabilities and expenses were $55,186 and $52,287, respectively.

FOUNTAIN LAKES, A LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

Note 7: Restricted Deposits and Funded Reserves

Replacement Reserve

In accordance with the loan agreement, the property is required to make monthly deposits of $2,250 to the replacement reserve, until the reserve account reaches $81,000. (See Note 2 (c)).

Beginning Balance 1/1/06	$75,575
Deposits	19,481
Withdrawals	< 0>
Ending Balance 12/31/06	$95,056

Real Estate Tax and Insurance Escrow

In accordance with the loan agreement, the property is required to make monthly deposits of $4,117 to the real estate tax and insurance escrow.

Beginning Balance 1/1/06	$40,880
Deposits	49,470
Withdrawals	< 47,810>
Ending Balance 12/31/06	$42,540

Note 8: Concentrations of Credit Risk

Financial instruments that potentially subject the Partnership to concentrations of credit risk consist principally of temporary cash investments. Cash balances are maintained at several financial institutions in order to limit the amount of credit exposure to any one financial institution. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 2006 and 2005 the Partnership had uninsured cash balances of $161,908 and $99,500 respectively.

Note 9: Reconciliation Between Net Loss per Tax Return and Financial Statements (Unaudited)

The following is a reconciliation between the Partnership's net loss as stated in the Partnership's federal income tax return and the net loss based on generally accepted accounting principles (GAAP) included in the accompanying statements of operations for the years ended December 31:

	2006	2005
Net loss per federal income tax return	<$ 45,431>	<$ 79,087>
Difference between tax and GAAP depreciation expense	< 16,437>	< 16,654>
Net loss per accompanying financial statements	<$ 61,868>	<$ 95,741>

Note 10: Fair Values of Financial Instruments

The Partnership has financial instruments, including cash and long-term debt. The partnership estimates that the fair value of all financial instruments at December 31, 2006 and 2005, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Partnership using appropriate valuation methodologies. Considerable judgment is required in interpreting data to develop estimates of fair value, and, accordingly, the estimates are not necessarily indicative of the amounts that the Partnership could realize in a current market exchange.

SUPPLEMENTARY

INFORMATION

FOUNTAIN LAKES, A LIMITED PARTNERSHIP
SCHEDULE OF EXPENSES
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005
ADMINISTRATIVE EXPENSES		
Advertising	$ 7,073	$ 8,088
Office Expenses	6,915	6,652
Incentive Management Fee	55,186	52,827
Management Fee	54,632	52,334
Salaries	85,516	81,630
Payroll Taxes	6,703	6,795
Legal Expense	7,657	9,114
Audit Expense	4,351	4,075
Telephone	1,805	2,430
Miscellaneous – Administrative	13,016	17,763
	$ 242,854	$ 241,708
OPERATING & MAINTENANCE EXPENSES		
Miscellaneous Renting Expense	$ 6,038	$ 5,259
Electricity	16,020	15,758
Water	2,731	5,468
Exterminating Contract	4,906	4,776
Trash Removal	9,476	8,718
Grounds Supplies	4,063	2,731
Grounds Contract	19,404	19,103
Carpet Cleaning UMR	8,436	9,181
Cleaning UMR	5,445	4,825
Interior Painting UMR	7,814	6,715
Exterior Painting	2,306	2,041
Repairs – Appliances	13,134	7,512
Repairs – Material and Carpet	28,314	16,406
Repairs – Contract	15,741	16,116
Repairs – Extraordinary	231	5,180
Maintenance – Miscellaneous	2,584	1,274
Miscellaneous – Other	2,529	5,573
Reimbursed Repair	< 20,870>	< 23,115>
	$ 128,302	$ 113,521
TAXES & INSURANCE EXPENSES		
Taxes	$ 34,847	$ 38,679
Insurance	15,890	14,758
	$ 50,737	$ 53,437
OTHER EXPENSES		
Depreciation	$ 253,600	$ 253,112
Amortization	2,705	2,705
Interest on Mortgage Payable	313,790	320,159
	$ 570,095	$ 575,976
Total Expenses	$ 991,988	$ 984,642

Rick J. Tanneberger, CPA, PA
2949 N Point Cir Ste 2
Fayetteville, AR 72704-6811
479-521-8034

February 5, 2007

CONFIDENTIAL

FOUNTAIN LAKES, ALP
P. O. BOX 13000
FAYETTEVILLE, AR 72702

We have prepared the enclosed returns from information provided by you without verification or audit. We suggest that you examine these returns carefully to fully acquaint yourself with all items contained therein to ensure that there are no omissions or misstatements.

Federal Filing Instructions

No tax is due with the filing of Form 1065, U.S. Return of Partnership Income.

The return is being filed electronically with the IRS and is not required to be mailed. If a paper copy of Form 1065 is mailed to the IRS it will delay processing of the return. Initial and date the copies of Forms 1065 and 8879-PE, and retain them for your records. The electronically filed return is not complete without a signature. You are using the Personal Identification Number (PIN) for signing your return electronically. A general partner should sign and date Form 8879-PE, IRS e-file Signature Authorization for Form 1065.

Mail the signed Form 8879-PE to:

Rick J. Tanneberger, CPA, PA
2949 N Point Cir Ste 2
Fayetteville, AR 72704-6811

Arkansas Filing Instructions

Your Arkansas 2006 Form AR1050 shows no balance due. A general partner should sign and date the return on page 1 and mail it by April 16, 2007 to:

Arkansas State Income Tax
P.O. Box 8026
Little Rock, AR 72203-8026

Also enclosed is any material you furnished for use in preparing the returns. If the returns are examined, requests may be made for supporting documentation. Therefore, we recommend that you retain all pertinent records for at least seven years.

In order that we may properly advise you of tax considerations, please keep us informed of any significant changes in your financial affairs or of any correspondence received from taxing authorities.

If you have any questions, or if we can be of assistance in any way, please call.

Sincerely,

Rick J. Tanneberger, CPA, PA